                                                                    EXHIBIT 99.4

                             EQUISTAR CHEMICALS, LP
                          EQUISTAR FUNDING CORPORATION

                              LETTER OF TRANSMITTAL
                          for Tender of All Outstanding
                   Unregistered 10 5/8% Senior Notes due 2011
                                 in Exchange for
                    Registered 10 5/8% Senior Notes due 2011

--------------------------------------------------------------------------------
The Exchange Offer will expire at 5:00 p.m., New York City time, on            ,
2003 (the "Expiration Date"), unless sooner terminated or extended. Outstanding notes tendered in the exchange offer may be withdrawn at any time before 5:00 p.m., New York City time, on the Expiration Date.
--------------------------------------------------------------------------------

                 PLEASE READ CAREFULLY THE ATTACHED INSTRUCTIONS

         If you desire to accept the Exchange Offer, this Letter of Transmittal should be completed, signed and submitted to the Exchange Agent:

                              The Bank of New York

        For Delivery by Mail (registered or certified mail recommended),
                         Overnight Delivery or by Hand:

                              The Bank of New York
                                 20 Broad Street
                                   Lower Level
                               New York, NY 10004

                                      Attn:

             By Facsimile Transmission (eligible institutions only):

                                ----------------
                                      Attn:

                              Confirm by Telephone:

                                  -------------

         Delivery of this instrument to an address other than as shown above or transmission of instructions via a facsimile number other than the one listed above will not constitute a valid delivery. The instructions accompanying this letter of transmittal should be read carefully before this letter of transmittal is completed.

         The undersigned hereby acknowledges receipt and review of the
prospectus dated               , 2003 (the "Prospectus") of Equistar Chemicals,
LP and Equistar Funding Corporation (together, the "Issuers") and this letter of transmittal which together constitute the Issuers' offer to exchange their 10 5/8% Senior Notes due 2011 (the "New Notes"), the issuance of which has been registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like principal amount of their issued and outstanding unregistered 10 5/8% Senior Notes due 2011 (the "Outstanding Notes"). The exchange of Outstanding Notes for New Notes and related documentation are referred to herein as the "Exchange Offer." Capitalized terms used but not defined herein have the respective meanings given them in the Prospectus.

         The Issuers reserve the right, at any time or from time to time, to extend the period of time during which the Exchange Offer for the Outstanding Notes is open, at their discretion, in which event the term "Expiration Date" shall mean the latest date to which the Exchange Offer is extended. The Issuers shall notify The Bank of New York (the "Exchange Agent") of any extension by oral or written notice and shall make a public announcement thereof no later than 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

         The New Notes will bear interest at the rate of 10 5/8% per annum. Interest Payment Dates will be May 1 and November 1 of each year, commencing November 1, 2003. Registered holders of New Notes on the relevant record date for the first interest payment date following the consummation of the Exchange Offer will receive interest accruing from the most recent date to which interest has been paid on the Outstanding Notes or, if no interest has been paid, from April 22, 2003. Outstanding Notes accepted for exchange will cease to accrue interest from and after the date of consummation of the Exchange Offer. Holders whose Outstanding Notes are accepted for exchange will not receive any payment in respect of accrued interest on such Outstanding Notes otherwise payable on any interest payment date the record date for which occurs on or after the consummation of the Exchange Offer. Interest shall be paid to the person in whose name the applicable New Note is registered at the close of business on April 15, in the case of the May 1 interest payment date, and October 15, in the case of the November 1 interest payment date. Interest will be computed on the basis of a 360-day year of twelve 30-day months. No liquidated damages will be payable on the New Notes.

         This letter of transmittal is to be used by a holder of Outstanding Notes if:

         1. certificates of Outstanding Notes are to be forwarded herewith; or

         2. delivery of Outstanding Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company ("DTC"), pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering -- Book-Entry Transfer."

         Tenders by book-entry transfer may also be made by delivering an "agent's message" pursuant to DTC's Automated Tender Offer Program in lieu of this letter of transmittal. Holders of Outstanding Notes (1) whose Outstanding Notes are not immediately available, or (2) who are unable to deliver their Outstanding Notes, this letter of transmittal and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date, or (3) who are unable to complete the procedure for book-entry transfer on a timely basis, must tender their Outstanding Notes in accordance with the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 2 of this letter of transmittal. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

         The term "holder" with respect to the Exchange Offer means (1) any person in whose name such Outstanding Notes are registered on the books of the Issuers, (2) any person who holds such Outstanding Notes and has obtained a properly completed bond power from the registered holder or (3) any participant in the DTC system whose name appears on a security position listing as the holder of such Outstanding Notes and who desires to deliver the Outstanding Notes by book-entry transfer at DTC. The undersigned has completed, executed and delivered this letter of transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Outstanding Notes must complete this letter of transmittal in its entirety (unless such Outstanding Notes are to be tendered by book-entry transfer and an agent's message is delivered in lieu hereof).


         Please read the entire letter of transmittal and the Prospectus carefully before checking any box below. The instructions included with this letter of transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus and this letter of transmittal may be directed to the Exchange Agent.

         List below the Outstanding Notes tendered under this letter of transmittal. If the space below is inadequate, list the title of the series, registered numbers and principal amounts on a separate signed schedule and affix the list to this letter of transmittal.

----------------------------------------------------------------------------------------------------------------------------
                                      DESCRIPTION OF OUTSTANDING NOTES TENDERED
----------------------------------------------------------------------------------------------------------------------------
Name(s) and Address(es) of Registered Holder(s) Exactly as Name(s) Appear(s) on Outstanding Notes (Please Fill In, If Blank)
----------------------------------------------------------------------------------------------------------------------------






----------------------------------------------------------------------------------------------------------------------------
                                               Outstanding Note(s) Tendered
----------------------------------------------------------------------------------------------------------------------------
                                                                                           Aggregate
                                                                                           Principal
                                                                                             Amount       Principal
                                                                             Registered    Represented      Amount
                             Title of Series                                 Number(s)*    by Note(s)     Tendered**
--------------------------------------------------------------------------- ------------- -------------- -------------
         Equistar Chemicals, LP and Equistar Funding Corporation
                        10 5/8% Senior Notes due 2011                       ------------- -------------- -------------

                                                                            ------------- -------------- -------------

                                                                            ------------- -------------- -------------

                                                                            ------------- -------------- -------------

--------------------------------------------------------------------------- ------------- -------------- -------------
         Total
--------------------------------------------------------------------------- ------------- -------------- -------------

*        Need not be completed by book-entry holders.

** Unless otherwise indicated, any tendering holder of Outstanding Notes will be deemed to have tendered the entire aggregate principal amount represented by such Outstanding Notes. All tenders must be in integral multiples of $1,000.

[_]      CHECK HERE IF TENDERED OUTSTANDING NOTES ARE ENCLOSED HEREWITH.

[_] CHECK HERE AND COMPLETE THE FOLLOWING IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

         Name of Tendering
         Institution:
                      ----------------------------------------------------------

         DTC Account
         Number(s):
                   -------------------------------------------------------------

         Transaction Code
         Number(s):
                    ------------------------------------------------------------

[_] CHECK HERE AND COMPLETE THE FOLLOWING IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY EITHER ENCLOSED HEREWITH OR PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT (COPY ATTACHED) (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

         Name(s) of Registered Holder(s)
         of Outstanding Notes:
                               -------------------------------------------------

         Date of Execution of Notice of
         Guaranteed Delivery:
                              --------------------------------------------------

         Window Ticket Number
         (if available):
                         -------------------------------------------------------

         Name of Eligible Institution that
         Guaranteed Delivery:
                             ---------------------------------------------------

         DTC Account Number(s) (if delivered
         by book-entry transfer):
                                  ----------------------------------------------

         Transaction Code Number (if delivered
         by book-entry transfer):
                                  ----------------------------------------------

         Name of Tendering Institution (if
         delivered by book-entry transfer):
                                            ------------------------------------

[_] CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OUTSTANDING NOTES ARE TO BE RETURNED, BY CREDITING THE DTC ACCOUNT NUMBER(S) SET FORTH ABOVE (FOR USE BY ELIGIBLE INSTITUTIONS ONLY).

[_] CHECK HERE AND COMPLETE THE FOLLOWING IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO:

         Name:
              ------------------------------------------------------------------

         Address:
                 ---------------------------------------------------------------

         If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to participate in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Outstanding Notes, it represents that the New Notes are acquired as a result of market-making activities or other trading activities and that it will deliver a Prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a Prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

                        SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

         Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Issuers for exchange the principal amount of Outstanding Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Outstanding Notes tendered in accordance with this letter of transmittal, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Issuers all right, title and interest in and to the Outstanding Notes tendered for exchange hereby, including all rights to accrued and unpaid interest thereon as of the Expiration Date. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact for the undersigned (with full knowledge that said Exchange Agent also acts as the agent for the Issuers in connection with the Exchange Offer) with respect to the tendered Outstanding Notes with full power of substitution to:

         1. deliver such Outstanding Notes, or transfer ownership of such Outstanding Notes on the account books maintained by DTC, to the Issuers and deliver all accompanying evidences of transfer and authenticity and

         2. present such Outstanding Notes for transfer on the books of the Issuers and receive all benefits and otherwise exercise all rights of beneficial ownership of such Outstanding Notes, all in accordance with the terms of the Exchange Offer.

The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Outstanding Notes tendered hereby and to acquire the New Notes issuable upon the exchange of such tendered Outstanding Notes, and that the Issuers will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are accepted for exchange by the Issuers as contemplated herein.

         The undersigned acknowledges that the Exchange Offer is being made in reliance upon interpretations set forth in no-action letters issued to third parties by the staff of the Securities and Exchange Commission (the "SEC"), including Exxon Capital Holdings Corporation (available Apr. 13, 1988), Morgan Stanley & Co. Incorporated (available June 5, 1991), Shearman & Sterling (available July 2, 1993) and similar no-action letters (the "Prior No-Action Letters"), that the New Notes issued in exchange for Outstanding Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Issuers within the meaning of Rule 405 under the Securities
Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holders' business and that such holders are not engaging in, do not intend to participate in and have no arrangement or understanding with any person to participate in a distribution of such New Notes. The SEC has not, however, considered this Exchange Offer in the context of a no-action letter, and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances.

         The undersigned hereby further represents to the Issuers that:

         1. neither the holder nor any other person receiving New Notes in the Exchange Offer is an "affiliate," as defined in Rule 405 under the Securities Act, of the Issuers or a broker-dealer tendering Outstanding Notes acquired directly from the Issuers for its own account;

         2. if the undersigned is not a broker-dealer or is a broker-dealer but will not receive New Notes for its own account in exchange for Outstanding Notes, the undersigned represents that it is not engaged in, and does not intend to participate in, a distribution of New Notes, within the meaning of the Securities Act;

         3. neither the undersigned nor any other person receiving notes in the Exchange Offer has an arrangement or understanding with any person to participate in the distribution of the Outstanding Notes or the New Notes within the meaning of the Securities Act; and

         4. the New Notes to be received are being acquired in the ordinary course of business of the person receiving such New Notes, whether or not the undersigned.

If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Outstanding Notes, it represents that the New Notes are being acquired by it as a result of market-making activities or other trading activities and that it will deliver a Prospectus in connection with any resale of such New Notes. By so acknowledging and by delivering a Prospectus, however, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

         The undersigned acknowledges that if the undersigned is tendering Outstanding Notes in the Exchange Offer with the intention of participating in any manner in a distribution of the New Notes:

         1. the undersigned cannot rely on the position of the staff of the SEC set forth in the Prior No-Action Letters and, in the absence of an exemption therefrom, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with the resale transaction of the New Notes, in which case the registration statement must contain the selling security holder information required by
                  Item 507 or Item 508, as applicable, of Regulation S-K of the SEC; and

         2. failure to comply with such requirements in such instance could result in the undersigned incurring liability for which the undersigned is not indemnified by the Issuers.

         The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Issuers to be necessary or desirable to complete the exchange, assignment and transfer of the Outstanding Notes tendered hereby, including the transfer of such Outstanding Notes on the account books maintained by DTC.

         For purposes of the Exchange Offer, the Issuers shall be deemed to have accepted for exchange validly tendered Outstanding Notes when, as and if the Issuers give oral or written notice thereof to the Exchange Agent. Any tendered Outstanding Notes that are not accepted for exchange pursuant to the Exchange Offer for any reason will be returned, without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Delivery Instructions" as promptly as practicable after the Expiration Date for the Exchange Offer.

         All authority conferred or agreed to be conferred by this letter of transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this letter of transmittal shall be binding upon its successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives. This tender may be withdrawn only in accordance with the procedures set forth in the section of the Prospectus entitled "The Exchange Offer -- Withdrawal of Tenders."

         The undersigned acknowledges that the Issuers' acceptance of properly tendered Outstanding Notes pursuant to the procedures described under the caption "The Exchange Offer -- Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Issuers upon the terms and subject to the conditions of the Exchange Offer. The undersigned further agrees that acceptance of any tendered Outstanding Notes by the Issuers and the issuance of New Notes in exchange therefor shall constitute performance in full by the Issuers of their obligations under the registration rights agreement and that the Issuers shall have no further obligations or liabilities thereunder for the registration of the Outstanding Notes or the New Notes.

         The Exchange Offer is subject to certain conditions set forth in the Prospectus under the caption "The Exchange Offer -- Conditions to the Exchange Offer." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Issuers), the Issuers may not be required to exchange any of the Outstanding Notes tendered hereby. In such event, the Outstanding Notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

         Unless otherwise indicated under "Special Issuance Instructions" below, please issue the New Notes issued in exchange for the Outstanding Notes accepted for exchange and return any Outstanding Notes not tendered or not exchanged, in the name(s) of the undersigned (or, in the case of a book-entry delivery of Outstanding Notes, please credit the account indicated above maintained at DTC). Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail or deliver the New Notes issued in exchange for the Outstanding Notes accepted for exchange and any Outstanding Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the New Notes issued in exchange for the Outstanding Notes accepted for exchange in the name(s) of, and return any Outstanding Notes not tendered or not exchanged to, the person(s) so indicated. The undersigned recognizes that the Issuers have no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Outstanding Notes from the name of the registered holder(s) thereof if the Issuers do not accept for exchange any of the Outstanding Notes so tendered for exchange.

--------------------------------------------------------   -------------------------------------------------------
             SPECIAL ISSUANCE INSTRUCTIONS                              SPECIAL DELIVERY INSTRUCTIONS
               (SEE INSTRUCTIONS 5 AND 6)                                (SEE INSTRUCTIONS 5 AND 6)

 To be completed ONLY (i) if Outstanding Notes in a         To be completed ONLY if Outstanding Notes in a
 principal amount not tendered, or New Notes issued in      principal amount not tendered, or New Notes issued in
 exchange for Outstanding Notes accepted for exchange,      exchange for Outstanding Notes accepted for exchange,
 are to be issued in the name of someone other than the     are to be mailed or delivered to someone other than
 undersigned or (ii) if Outstanding Notes tendered by       the undersigned, or to the undersigned at an address
 book-entry transfer which are not exchanged are to be      other than that shown below the undersigned's
 returned by credit to an account maintained at DTC         signature.  Mail or deliver New Notes and/or
 other than the DTC Account Number set forth above.         Outstanding Notes to:
 Issue New Notes and/or Outstanding Notes to:

 Name:                                                      Name:
      -----------------------------------------------            -----------------------------------------------

 Address:                                                   Address:
         --------------------------------------------               --------------------------------------------


   --------------------------------------------------         --------------------------------------------------
                   (Include Zip Code)                                         (Include Zip Code)


   --------------------------------------------------         --------------------------------------------------
     (Tax Identification or Social Security Number)            (Tax Identification or Social Security Number)

                 (Please Type or Print)                                    (Please Type or Print)
--------------------------------------------------------   -------------------------------------------------------

[_] Credit unexchanged Outstanding Notes delivered by book-entry transfer to the DTC account number set forth below:

         DTC Account Number:
                            ----------------------------------------------------

                                    IMPORTANT
                         PLEASE SIGN HERE WHETHER OR NOT
             OUTSTANDING NOTES ARE BEING PHYSICALLY TENDERED HEREBY
                (Complete Accompanying Substitute Form W-9 Below)

X
 -------------------------------------------------------------------------------
X
 -------------------------------------------------------------------------------
           (Signature(s) of Registered Holder(s) of Outstanding Notes)

Dated               , 2003
     ---------------

(The above lines must be signed by the registered holder(s) of Outstanding Notes as your/their name(s) appear(s) on the Outstanding Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this letter of transmittal. If Outstanding Notes to which this letter of transmittal relate are held of record by two or more joint holders, then all such holders must sign this letter of transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and
(ii) unless waived by the Issuers, submit evidence satisfactory to the Issuers of such person's authority to so act. See Instruction 5 regarding the completion of this letter of transmittal, printed below.)

Name(s):
        ------------------------------------------------------------------------
                             (Please Type or Print)

Capacity (Full Title):
                      ----------------------------------------------------------

Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Telephone Number:
                               -------------------------------------------------

Taxpayer Identification or Social Security Number:
                                                   -----------------------------

                          MEDALLION SIGNATURE GUARANTEE
                         (If Required by Instruction 5)

Certain signatures must be guaranteed by an Eligible Institution.

Signature(s) Guaranteed by an
Eligible Institution:
                     -----------------------------------------------------------
                             (Authorized Signature)

--------------------------------------------------------------------------------
                                     (Title)

--------------------------------------------------------------------------------
                                 (Name of Firm)

--------------------------------------------------------------------------------
                          (Address, Including Zip Code)

--------------------------------------------------------------------------------
                        (Area Code and Telephone Number)

                  Dated:                                                  , 2003
                        --------------------------------------------------

                                  INSTRUCTIONS
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

         1. Delivery of this Letter of Transmittal and Outstanding Notes or Agent's Message and Book-Entry Confirmations. All physically delivered Outstanding Notes or any confirmation of a book-entry transfer to the Exchange Agent's account at DTC of Outstanding Notes tendered by book-entry transfer (a "Book-Entry Confirmation"), as well as a properly completed and duly executed copy of this letter of transmittal or facsimile hereof (or an agent's message in lieu hereof pursuant to DTC's Automated Tender Offer Program), and any other documents required by this letter of transmittal must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date for the Exchange Offer, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Outstanding Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. The method of delivery of the tendered Outstanding Notes, this letter of transmittal and all other required documents to the Exchange Agent is at the sole election and risk of the holder and, except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. Instead of delivery by mail, it is recommended that the holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before the Expiration Date. NEITHER THIS LETTER OF TRANSMITTAL NOR OUTSTANDING NOTES SHOULD BE SENT TO THE ISSUERS.

         All questions as to the validity, form, eligibility (including time of receipt) or acceptance of tendered Outstanding Notes and withdrawal of tendered Outstanding Notes will be determined by the Issuers in their sole discretion, which determination will be final and binding. The Issuers reserve the absolute right to reject any and all Outstanding Notes not properly tendered or any Outstanding Notes the Issuers' acceptance of which would, in the opinion of counsel for the Issuers, be unlawful. The Issuers also reserve the right to waive any defects, irregularities or conditions of tender as to particular Outstanding Notes. The Issuers' interpretation of the terms and conditions of the Exchange Offer (including the instructions in this letter of transmittal) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Outstanding Notes must be cured within such time as the Issuers shall determine. Neither the Issuers, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Outstanding Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Outstanding Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Outstanding Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders of Outstanding Notes, unless otherwise provided in this letter of transmittal, as soon as practicable following the Expiration Date.

         See the section of the Prospectus captioned "The Exchange Offer" section of the Prospectus.

         2. Guaranteed Delivery Procedures. Holders who wish to tender their Outstanding Notes and (a) whose Outstanding Notes are not immediately available,
(b) who cannot deliver their Outstanding Notes (or tender by book-entry transfer), this letter of transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date or (c) who are unable to comply with the applicable procedures under DTC's Automated Tender Offer Program on a timely basis, must tender their Outstanding Notes according to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures:

         a. such tender must be made by or through a financial institution (including most banks, savings and loan associations, and brokerage houses) that is a participant in the Securities Transfer Agents' Medallion Program, the New York Stock Exchange Medallion Program or the Stock Exchanges' Medallion Program approved by the Securities Transfer Association Inc. (an "Eligible Institution");

         b. prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed notice of guaranteed delivery (by facsimile transmission, mail or hand delivery) or a properly transmitted agent's message and notice of guaranteed delivery setting forth the name and address of the holder of the Outstanding Notes, the registration number(s) of such Outstanding Notes and the total principal amount of Outstanding Notes tendered, stating that the tender is being made thereby and guaranteeing that, within three business days after such Expiration Date, this letter of transmittal (or facsimile hereof or an agent's message in lieu hereof) together with the Outstanding Notes in proper form for transfer (or a Book-Entry Confirmation) and any other documents required by this letter of transmittal will be deposited by the Eligible Institution with the Exchange Agent; and

         c. this letter of transmittal (or a facsimile hereof or an agent's message in lieu hereof) together with the certificates for all physically tendered Outstanding Notes in proper form for transfer (or Book-Entry Confirmation, as the case may be) and all other documents required hereby are received by the Exchange Agent within three business days after such Expiration Date.

         Any holder of Outstanding Notes who wishes to tender Outstanding Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the notice of guaranteed delivery prior to 5:00 p.m., New York City time, on the Expiration Date. Upon request of the Exchange Agent, a notice of guaranteed delivery will be sent to holders who wish to tender their Outstanding Notes according to the guaranteed delivery procedures set forth above.

         See the section of the Prospectus captioned "The Exchange Offer -- Guaranteed Delivery Procedures."

         3. Tender by Holder. Only a registered holder of Outstanding Notes may tender such Outstanding Notes in the Exchange Offer. Any beneficial holder of Outstanding Notes who is not the registered holder and who wishes to tender should arrange with the registered holder to execute and deliver this letter of transmittal on his behalf or must, prior to completing and executing this letter of transmittal and delivering his Outstanding Notes, either make appropriate arrangements to register ownership of the Outstanding Notes in such holder's name or obtain a properly completed bond power from the registered holder.

         4. Partial Tenders (Not Applicable to Holders Who Tender by Book-Entry Transfer). Tenders of Outstanding Notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any Outstanding Notes is tendered, the tendering holder should fill in the principal amount tendered in the third column of the box entitled "Description of Outstanding Notes Tendered" above. The entire principal amount of Outstanding Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Outstanding Notes is not tendered, then Outstanding Notes for the principal amount of Outstanding Notes not tendered and New Notes issued in exchange for any Outstanding Notes accepted will be returned to the holder as promptly as practicable after the Outstanding Notes are accepted for exchange.

         5. Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Medallion Guarantee of Signatures. If this letter of transmittal (or facsimile hereof) is signed by the record holder(s) of the Outstanding Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Outstanding Notes without alteration, enlargement or any change whatsoever. If this letter of transmittal (or facsimile hereof) is signed by a participant in DTC, the signature must correspond with the name as it appears on the security position listing as the holder of the Outstanding Notes.

         If any tendered Outstanding Notes are owned of record by two or more joint owners, all of such owners must sign this letter of transmittal.

         If this letter of transmittal (or facsimile hereof) is signed by the registered holder(s) of Outstanding Notes listed and tendered hereby and the New Notes issued in exchange therefor are to be issued (or any untendered principal amount of Outstanding Notes is to be reissued) to the registered holder(s), then said holder(s) need not and should not endorse any tendered Outstanding Notes, nor provide a separate bond power. In any other case, such holder(s) must either properly endorse the Outstanding Notes tendered or transmit a properly completed separate bond power with this letter of transmittal, with the signatures on the endorsement or bond power guaranteed by an

Eligible Institution.

         If this letter of transmittal (or facsimile hereof) or any Outstanding Notes or bond powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuers, evidence satisfactory to the Issuers of their authority to act must be submitted with this letter of transmittal.

         No signature guarantee is required if (i) this letter of transmittal (or facsimile hereof) is signed by the registered holder(s) of the Outstanding Notes tendered herein (or by a participant in DTC whose name appears on a security position listing as the owner of the tendered Outstanding Notes), and the New Notes are to be issued directly to such registered holder(s) (or, if signed by a participant in DTC, deposited to such participant's account at DTC), and neither the box entitled "Special Delivery Instructions" nor the box entitled "Special Registration Instructions" has been completed, or (ii) such Outstanding Notes are tendered for the account of an Eligible Institution. In all other cases, all signatures on this letter of transmittal (or facsimile hereof) must be guaranteed by an Eligible Institution.

         6. Special Issuance and Delivery Instructions. Tendering holders should indicate, in the applicable box or boxes, the name and address to which New Notes or substitute Outstanding Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this letter of transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. Holders tendering Outstanding Notes by book-entry transfer may request that Outstanding Notes not exchanged be credited to such account maintained at DTC as such noteholder may designate hereon. If no such instructions are given, such Outstanding Notes not exchanged will be returned to the name and address (or account number) of the person signing this letter of transmittal.

         7. Transfer Taxes. The Issuers will pay all transfer taxes, if any, applicable to the exchange of Outstanding Notes pursuant to the Exchange Offer. If, however, New Notes or Outstanding Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Outstanding Notes tendered hereby, or if tendered Outstanding Notes are registered in the name of any person other than the person signing this letter of transmittal, or if a transfer tax is imposed for any reason other than the exchange of Outstanding Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this letter of transmittal, the amount of such transfer taxes will be billed directly to such tendering holder and the Exchange Agent will retain possession of an amount of Exchange Notes with a face amount at least equal to the amount of such transfer taxes due by such tendering holder pending receipt by the Exchange Agent of the amount of such taxes.

         8. Tax Identification Number. Federal income tax law requires that a holder of any Outstanding Notes or New Notes must provide the Issuers (as payor) with its correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual, is his or her social security number. If the Issuers are not provided with the correct TIN, the holder or payee may be subject to a $50 penalty imposed by Internal Revenue Service and backup withholding, currently at a rate of 28%, on interest payments on the New Notes.

                  To prevent backup withholding, each tendering holder and each prospective holder must provide such holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or
(ii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the New Notes will be registered in more than one name or will not be in the name of the actual owner, consult the instructions on Internal Revenue Service Form W-9, which may be obtained from the Exchange Agent, for information on which TIN to report.

         Certain foreign individuals and entities will not be subject to backup withholding or information reporting if they submit a Form W-8BEN, signed under penalties of perjury, attesting to their foreign status. A Form W-8BEN can be obtained from the Exchange Agent.

         If a tendering holder does not have a TIN, such holder should consult the instructions on Form W-9 concerning applying for a TIN, check the box in
Part 3 of the Substitute Form W-9, write "applied for" in lieu of its TIN and sign and date the form and the Certificate of Awaiting Taxpayer Identification Number. Checking this box, writing "applied for" on the form and signing such certificate means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to the Issuers within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to the Issuers.

         The Issuers reserve the right in their sole discretion to take whatever steps are necessary to comply with the Issuers' obligations regarding backup withholding.

         9. Validity of Tenders. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Outstanding Notes will be determined by the Issuers in their sole discretion, which determination will be final and binding. The Issuers reserve the absolute right to reject any and all Outstanding Notes not properly tendered or any Outstanding Notes the Issuers' acceptance of which might, in the opinion of the Issuers or their counsel, be unlawful. The Issuers also reserve the absolute right to waive any conditions of the Exchange Offer or defects or irregularities of tenders as to particular Outstanding Notes. The Issuers' interpretation of the terms and conditions of the Exchange Offer (including this letter of transmittal and the instructions hereto) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Outstanding Notes must be cured within such time as the Issuers shall determine. Neither the Issuers, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Outstanding Notes nor shall any of them incur any liability for failure to give such notification.

         10. Waiver of Conditions. The Issuers reserve the absolute right to waive, in whole or part, any of the conditions to the Exchange Offer set forth in the Prospectus.

         11. No Conditional Tender. No alternative, conditional, irregular or contingent tender of Outstanding Notes will be accepted.

         12. Mutilated, Lost, Stolen or Destroyed Outstanding Notes. Any holder whose Outstanding Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions. This letter of transmittal and related documents cannot be processed until the procedures for replacing lost, stolen or destroyed Outstanding Notes have been followed.

         13. Requests for Assistance or Additional Copies. Requests for assistance or for additional copies of the Prospectus or this letter of transmittal may be directed to the Exchange Agent at the address or telephone number set forth on the cover page of this letter of transmittal. Holders may also contact their broker, dealer, commercial bank, trust issuers or other nominee for assistance concerning the Exchange Offer.

         14. Withdrawal. Tenders may be withdrawn only pursuant to the limited withdrawal rights set forth in the Prospectus under the caption "The Exchange Offer -- Withdrawal of Tenders."

         IMPORTANT: This letter of transmittal or a manually signed facsimile hereof or an agent's message in lieu thereof (together with the Outstanding Notes delivered by book-entry transfer or in original hard copy form) must be received by the Exchange Agent, or the notice of guaranteed delivery must be received by the Exchange Agent, prior to the Expiration Date.

---------------------------------------------------------------------------------------------------------------------------------
                                     Part I--PLEASE PROVIDE YOUR TIN IN THE BOX
                                     AT RIGHT AND CERTIFY BY SIGNING AND DATING     ---------------------------------------
                                     BELOW.                                                  Social Security Number

                                                                                     or
                                                                                     ---------------------------------------
                                                                                              Employer ID Number
                                    ---------------------------------------------------------------------------------------------
SUBSTITUTE                           Part 2--Certifications--Under penalties of perjury, I certify that:


Form W-9                             (1)      The number shown on this form is my correct Taxpayer Identification Number (or I have checked the box in Part 3 and executed the Certificate of Awaiting Taxpayer
                                              Identification Number below) and

Department of the Treasury           (2)      I am not subject to backup withholding either because I have not been notified by
Internal Revenue Service                      the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or because the IRS has notified me that I am no longer subject to backup withholding.
Payer's Request for Taxpayer
Identification Number ("TIN")        Certification Instructions--You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).
                                    ---------------------------------------------------------------------------------------------
                                     Name                                           Part 3
                                         ---------------------------------------
                                     Address                                        Awaiting TIN [ ]
                                              ----------------------------------

                                       -----------------------------------------    Please complete the certificate of
                                                City, State and Zip Code            Awaiting Taxpayer Identification
                                                                                    Number below.
                                                                           , 2003
                                       -------------------------- ---------
                                                  Signature          Date
---------------------------------------------------------------------------------------------------------------------------------

                            FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
                        OF A PORTION (CURRENTLY 28%) OF ANY PAYMENTS MADE TO YOU WITH RESPECT TO THE NEW
                                                             NOTES.

                                   YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                                          THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9

---------------------------------------------------------------------------------------------------------------------------------

                                     CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

         I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service
Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the payor within 60 days, a portion (currently 28%) of all reportable payments made to me thereafter will be withheld until I provide a number.

                                                                                                           , 2003
-------------------------------------------                                  ----------------------------
                         SIGNATURE                                                           DATE
---------------------------------------------------------------------------------------------------------------------------------